UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
OF THE SECURITIES EXCHANGE ACT OF 1934

January 25, 2019
Date of Report (Date of earliest event reported)

SINCLAIR BROADCAST GROUP, INC.
(Exact name of registrant)

Maryland	000-26076	52-1494660
(State of organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road
Hunt Valley, MD  21030
(Address of principal executive offices and zip code)

(410) 568-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SINCLAIR BROADCAST GROUP, INC.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 25, 2019, upon the unanimous recommendation of the independent members of the Sinclair Board of Directors, the Board of Directors voted to increase the size of the board from eight (8) to nine (9) members and named the Honorable Benson Everett Legg to serve as its newest member. Judge Legg was also appointed to the Special Litigation Committee where he will join Martin R. Leader and Larry E. McCanna. Judge Legg will stand for re-election to the Board of Directors at Sinclair Broadcast Group, Inc.'s next annual meeting of shareholders.

Judge Legg is the former Chief Judge of the United States District Court for the District of Maryland, serving in that role from 2003 to 2010. He was nominated to the Federal Court by President George H. W. Bush in September 1991 and was a member of the Court until he retired in February 2013. Judge Legg clerked for the Honorable Frank A. Kaufman of the United States District Court for the District of Maryland from 1973 until 1974, after which he joined the law firm of Venable, Baetjer & Howard (now known as Venable LLP) in 1975. Judge Legg became a partner of the firm in 1982 and remained in private practice until 1991 when he was confirmed as a Federal Judge.

During his time on the bench, Judge Legg presided over a wide array of civil and criminal cases, including multi-district litigation, class actions, securities and antitrust claims, and litigation involving constitutional rights, civil rights, intellectual property, patents, and employment discrimination. Since retiring from the court, Judge Legg has served as an arbitrator and mediator with JAMS, a global provider of dispute resolution services.

Judge Legg grew up in Baltimore, Maryland, where he attended Gilman School and served on the school’s Board of Trustees (including the Executive Committee) for many years. He holds a Bachelor of Arts degree (magna cum laude) from Princeton University and a Juris Doctorate degree from the University of Virginia School of Law, where he was a member of the Virginia Law Review and the Order of the Coif.

A copy of the Registrant’s press release relating to this director appointment is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit related to Item 5.02 shall be deemed to be furnished and not filed.

Exhibit 99.1 Sinclair Press Release (dated January 30, 2019)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

By: /s/ David R. Bochenek

Name:    David R. Bochenek
Title:    Senior Vice President / Chief Accounting Officer / Corporate Controller
Dated: January 30, 2019